Exhibit 99.1

E. P. Keiffer (SBN 11181700)
Wright Ginsberg Brusilow P.C.
The Elm Place Building
1401 Elm Street, Suite 4750
Dallas, TX  75202
Phone: (214) 651-6517
Fax:      (214) 744-2615
Email: pkeiffer@wgblawfirm.com

ATTORNEY FOR DEBTOR

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

In re:	§
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§
ESPRE SOLUTIONS, INC.,	§	Case No. 09-30572-HDH-11
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Debtor.	§

EXPEDITED MOTION TO SHORTEN TIME
FOR FILING OBJECTIONS TO AND CONDUCTING HEARING ON
REQUESTED APPROVAL OF DISCLOSURE STATEMENT

TO THE HONORABLE HARLIN D. HALE, U.S. BANKRUPTCY JUDGE:

Espre Solutions, Inc., the above-referenced debtor and debtor-in-possession (the ADebtor@), files this Expedited Motion to  Shorten Time For Filing Objections to and Conducting Hearing On  Requested Approval of Disclosure Statement (the AMotion@) and would show the Court as follows:

JURISDICTION AND VENUE

1.           This Court has jurisdiction over the subject matter of this Motion pursuant to 28 U.S.C. '1334(b).  This matter concerns administration of this bankruptcy estate; accordingly, this is a core proceeding pursuant to 28 U.S.C. '157(b)(2)(A)(L) and (O).  Venue is proper in the Northern District pursuant to 28 U.S.C. '1408 and 1409.  The statutory predicate for the relief requested herein is 11 U.S.C. '1125, Federal Bankruptcy Rules of Procedure 2002(b) and 9006(c).

Expedited Motion to Shorten Time For Filing Objections to and
Conducting Hearing On Requested Approval Of Joint Disclosure Statement	Page 1 of 10

BACKGROUND

2.           On January 30, 2009, the Debtor filed its voluntary petition for relief under Chapter 11 of the Bankruptcy Code (the APetition Date@).  The Debtor continues to operate its business and manage its properties as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  No creditors’ committee has been appointed.

General Description of the Debtor’s Business

3.           The Debtor is a technology company specializing in media collaboration solutions powered by patented video compression technology that provides television quality streaming video over the internet and  participates in the proliferation of video content on the web, both user and provider generated. The Debtor’s  principal offerings are VUELive and Lightning Strike_ CODEC. The Debtor is still developing the technology, but plans service offerings include video chat, broadcast (both live and prerecorded), collaboration and technical support.  The continued global deployment of broadband has created a market for digital media creation and delivery. The Debtor’s focus has been to provide its customers with powerful tools to enable the rapid deployment of video offerings to customers and participating in the success of their customers’’ deployment.

The Debtor’s Operational History

4.           The Debtor has generated nominal revenues in relationship to costs of operations and executive compensation since 2004. The Debtor’s operating expenses were principally research and development based to improve its acquired products, but the Debtor was laden with significant general and administrative expenses which, when combined with operating expenses, have far outstripped the Debtor’s revenue stream since the Debtor’s resurrection as an ongoing entity.   The Debtor principally generated revenues from the sale of licenses, both exclusive and not, to entities who would utilize the Debtor’s technology in their enterprises.

Expedited Motion to Shorten Time For Filing Objections to and
Conducting Hearing On Requested Approval Of Joint Disclosure Statement	Page 2 of 10

5.           The Debtor generally survived on account of its ability to raise equity capital under various means generally considered to be appropriate in the industry. The Debtor can not now definitively say whether or not all such capital raising efforts were done properly or in accordance with then applicable law.  The Debtor raised in excess of $15,000,000, net, from the sale of its equity securities, which far outstripped the amount of funds which the Debtor generated from operations or from its licensing activities.  Such is to generally be expected in any endeavor into research and development of products which have significant lead time for development and which requires the employment of highly specialized persons with the intellectual fervor to create such products.

The Funding Transition: from Equity Securities to Debt Securities

6.           The ability to raise equity capital for such a venture, irrespective of the prospect of the Debtor reaching its developmental goals, faded in the middle to latter part of 2008 as the investment landscape changed with the broad market downturns of late.  Instead of being able to rely on equity capital, the Debtor had to foray into the world of debt securities (the Debtor had initially been subject to secured financing during its acquisition phase, referenced above, but, that debt was not operational or capital in character).

7.            In July, 2008, the Debtor entered into a securities purchase agreement (the APurchase Agreement@) with La Jolla Cove Investors, Inc. (ALa Jolla@), pursuant to which the Debtor sold a private placement convertible debenture (the ADebenture@) to La Jolla.  The Debenture was for gross proceeds of $2,000,000 of which $250,000 was paid by La Jolla to the Debtor at the closing of the Purchase Agreement, while the balance of $1,750,000, plus accrued interest, was payable by the Debtor by way of the issuance of a promissory note (the ALa Jolla Note@) due January 30, 2011.  The Debenture was convertible into shares of the Debtor’s common stock at the holder’s option, but there was a redemption provision which the Debtor could utilize.

Expedited Motion to Shorten Time For Filing Objections to and
Conducting Hearing On Requested Approval Of Joint Disclosure Statement	Page 3 of 10

8.           In August, 2008, the Debtor executed a convertible secured promissory note and loan agreement (the ANote@) with Dalcor, Inc. (ADalcor@), wherein the Debtor was lent $5,000,000 in cash, with interest accruing at 6.0% per annum, with a maturity date of August 20, 2011.  The Note was convertible, at the option of Dalcor, into Series C Preferred Stock in the Debtor.  An uncured default entitles Dalcor to declare any and all amounts owing under the Note immediately due and payable at a price of 118% of the Principal Amount, together with all accrued and unpaid interest existing as of the time of such uncured default. The Debtor granted Dalcor a security interest in all of its personal property to secure its obligations under the Note.  Additionally the Debtor entered into a pledge agreement which granted Dalcor a first-priority security interest in all of the Debtor’s shares of common stock of Blideo.  The Debtor, as a part of the Dalcor transaction, redeemed the Debenture and caused the cancellation of a $100,000 note issued to Nonsuch Holdings, Ltd., an entity substantially owned or controlled by an insider of the Debtor.

Events Leading to the Filing of the Chapter 11 Proceeding

9.           This funding was, when coupled with a change of executive management and instigation of efforts to restructure and reorganize the Debtor’s operations, to have enabled the Debtor to proceed towards commercial viability as well as cover impending operating expenses of the Debtor.  However, subsequent revelations, coupled with various one time costs of downsizing and the Debtor’s effective cash burn rate, would overtake those intentions.

Expedited Motion to Shorten Time For Filing Objections to and
Conducting Hearing On Requested Approval Of Joint Disclosure Statement	Page 4 of 10

10.         When coupled with revelations which were as set forth in an 8-K filing made in January, 2009, based on an opinion from the Debtor’s then legal counsel, and having  advised Dalcor of matters which it felt constituted violations of the Note and related Transaction documents, such as the following:

a)	comply with state blue sky exemptions from the registration requirements of those states in connection with the private offerings of the Company’s securities;

b)	the payment of finders’ fees to persons who were not registered representatives of licensed broker-dealers; and

c)	failures to disclose the payment of finder’s fees to investors the prospects for the Debtor’s survival outside of Chapter 11, due to these defaults, were extremely remote.  Couple this with having to advise Dalcor of other possible violations of the Note, including but not limited to: i) failure to disclose a material contract with Media Distributions Solutions, LLC, and All Link Live for use of Espre technology in the live adult entertainment industry; ii) the payment of commissions to an employee for assisting in the sale of Company shares; iii) reimbursement of expenses not covered under employment agreements; iv) award of stock grants and options without proper board approval and documentation; v) improper sale or transfer of restricted shares by officers and directors; vi)  receipt by Company personnel of payments or compensation from customers while negotiating contracts with those customers; and vii) verbal or implied guarantees to repurchase common shares sold to investors depending on future price performance and filing for relief was a foregone conclusion.

Expedited Motion to Shorten Time For Filing Objections to and
Conducting Hearing On Requested Approval Of Joint Disclosure Statement	Page 5 of 10

11.         Furthermore, as a consequence of the discovery of these items and the subsequent disclosures made by the Debtor to Dalcor, the Debtor and its auditors could not complete the audit of the Debtor’s financial statements for the year ended September 30, 2008, on a timely basis and the Debtor was consequently unable to file its Annual Report of Form 10-K for that year by January 13, 2009, the last day on which it could have been timely filed.  This failure to file the Form 10-K on time also constituted a default under Section 6.1(xii) of the Note.

12.         Upon receiving this information, Oliver Chappaz, who was made a director of the Debtor as a part of the Transaction, resigned and thereafter Dalcor issued its notice of acceleration of the $5,000,000 debt, with the contractual charge of 18% as a pre-payment penalty.  Additionally, subsequent lawsuits filed by Media Distribution Solutions, LLC and CM Capital of Texas, further caused triggered additional default provisions to the Dalcor Transaction.

13.         By January of 2009 it also became apparent that the Debtor would not have enough cash to make it much beyond March at its then current monthly cash utilization rate.  The confluence of all of these events and circumstances led to the Debtor seeking relief under Title 11 and see if it could garner a way back to operational stability.

Post Petition Events of Import and Relief Requested

14.         The Debtor has been making strides in cutting its operational costs, while maintaining its push to make its product line more valuable and vibrant.  Despite this, the Debtor remains a developmental enterprise with nominal operational income.  Outside of licensing income some years past, operating income is still over the horizon.  But, the Debtor feels that horizon has receded.  The Debtor must nonetheless proceed through this process with as much speed and accuracy as possible before its funds run out.  The Debtor now projects that it will not be able to continue to operate past the latter part of April.

Expedited Motion to Shorten Time For Filing Objections to and
Conducting Hearing On Requested Approval Of Joint Disclosure Statement	Page 6 of 10

15.         As stated in its Motion to Modify Bar Date filed on February 25, 2009,  the Debtor is endeavoring to have filed a Plan and Disclosure Statement on or before March 6, 2009, so that, with proper motions to shorten where necessary, the plan and disclosure process can be completed in 45-50 days or, on or shortly before April 25, 2009.  The Debtor has now filed its Plan and Disclosure Statement within that stated time frame and has secured adequate promises from Dalcor to fund a plan and to fund operations for at least one year from a plan closing.  The problem which causes this need to complete the process before the end of April, though, has not abated.    Even having filed a Plan and Disclosure Statement 35 days after the Petition Date, still will not enable the Debtor to get to confirmation, much less a plan closing on or about April 25, 2009 if the full requirements of Rule 2002(c) must be met.

16.         Pursuant to Rule 2002(c) there is a twenty five (25) day plus, three days for mailing, requirement that creditors receive notice of both an objection deadline and a hearing date for the approval of a disclosure statement.  This functionally means that there must be  four weeks of minimum notice of the objection deadline, which normally precedes  the hearing by at least 2-4 days. If approved and an order is entered (sometimes the same day, but sometimes a day or so later) the next phase, plan confirmation, requires a functional 28 days notice of the objection deadline regarding the Plan.   Strict adherence to the requirements of Rule 2002(c) at both phases, in counsel’s experience, will result in a confirmation hearing occurring, at the earliest, on May 5-7, with an effective date of May 16-18, 2009 and a closing on or very shortly afterwards.  The Debtor projects it will not have sufficient funds to meet payroll for the middle of May, despite paying most operational bills on ordinary credit terms as opposed to  on a C.O. D. basis.

Expedited Motion to Shorten Time For Filing Objections to and
Conducting Hearing On Requested Approval Of Joint Disclosure Statement	Page 7 of 10

17.         The Debtor, with the consent of its co-proponent and largest creditor, has proposed a plan which will fund operations from and after closing if that plan closing can occur on or prior to May 12, 2009.  That requires that confirmation hearing on the Plan and the auction which it sets up, must occur and be completed by April 30, 2009, inclusive of the entry of a plan confirmation order.    In order to get there, one of the twenty-eight day notice periods has to be shortened.  In light of the need to proceed apace, the Debtor submits that the disclosure statement hearing should be the shortened, as allowed under Rule 9006(c).

18.         The Debtor is a public entity which, although it has not filed its annual report, as stated, or its last quarterly report in order to preserve cash,  has filed numerous  8k’s pre and post petition which serve some noticing function of the Debtor’s travails.  All such filings have a link on the Debtor’s website.  The Debtor will continue to file significant pleadings in an 8k format as well,  including a notice that the Disclosure Statement has been filed and that it may be accessed  through the Bankruptcy Clerk’s office1.  Moreover, in light of the nature of the Plan, which calls for an auction of new equity to be issued by the Debtor, the Debtor asserts that the sooner that notice of the auction can get out, the better for all creditors.  In light of this plan structure, the Debtor requests that objection deadline and the hearing on the Disclosure Statement be shortened.   The Debtor is not waiving the right to seek to shorten the Plan notice period, but it is less likely needed if a Disclosure Statement can be approved reasonably quickly.

1 The Debtor will not file the Disclosure Statement as an 8k exhibit until it has been approved by this Court for solicitation purposes.  The Debtor seeks to assure that maximum notice is given without crossing the Rubicon of improper solicitation.

Expedited Motion to Shorten Time For Filing Objections to and
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19.         In light of the filing of the Plan and Disclosure Statement on March 6, 2009, the Debtor requests that the deadline to object, inclusive of notice, be shortened to 5:00 p.m. CDT on Monday, March 23, 2009 and that hearing be had on Thursday, March 26, 2009 so that the confirmation hearing can be had on April 29, 2009 with the full compliment of 28 plus days, but still be completed so that post confirmation funding required of any bidder under the Plan, can fund prior to the middle of the month payroll in May after the plan becomes effective.  This process will give the parties in interest in this case, assuming a quick consideration of this Motion, at least two weeks notice of the objection deadline if the relief is granted and almost three weeks after the filing of this Motion notifying parties in interest, for the second time (the Motion Modify Bar Date made a similar reference) that a quickened pace is being sought.

WHEREFORE, the Debtor requests that the Court, after expedited notice and hearing, enter an order setting the objection and hearing date regarding the sought after approval of the Disclosure Statement for March 23, 2009 for objections and March 26, 2009 for the hearing on the Disclosure Statement and for such other relief as is just and proper.

Expedited Motion to Shorten Time For Filing Objections to and
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Respectfully submitted by,

WRIGHT GINSBERG BRUSILOW, P.C.

By:	/s/ E. P. Keiffer
E. P. Keiffer (SBN 11181700)

1401 Elm Street, Suite 4750
Dallas, Texas 75202
Telephone: (214) 651-6517
Facsimile: (214) 744-2615
Email: pkeiffer@wgblawfirm.com

ATTORNEYS FOR DEBTOR

CERTIFICATE OF SERVICE

I hereby certify that on this 6th day of March, 2009, I served a true and correct copy of the foregoing via first class mail, proper postage affixed, or via CM/ECF upon the parties listed in the attached service list.

/s/ E. P. Keiffer
E. P. Keiffer

Expedited Motion to Shorten Time For Filing Objections to and
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